PROVISION FOR CLOSURE AND RECLAMATION	12 Months Ended
Dec. 31, 2021
PROVISION FOR CLOSURE AND RECLAMATION
PROVISION FOR CLOSURE AND RECLAMATION
15.	PROVISION FOR CLOSURE AND RECLAMATION

The following is a continuity schedule of the provisions for closure and reclamation:

	Eskay	Snip	Total
Balance, December 31, 2019	$—	$3,282	$3,282
Additions (Note 9)	1,564	—	1,564
Revision of estimate	—	305	305
Accretion	—	10	10
Balance, December 31, 2020	$1,564	$3,597	$5,161
Revision of estimate	787	(805)	(18)
Accretion	2	6	8
Balance, December 31, 2021	$2,353	$2,798	$5,151

The Company periodically updates information and inputs in order to enable it to refine its estimate of the present value of its future closure and reclamation obligations. Inputs include anticipated costs of required remediation work and mandated safety inspections as well as the pre-tax real discount rate used (2021 – 0.00% to 0.25%, 2020 – 0.00% to 0.32%).